UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)        March 3, 2009

FPIC Insurance Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-11983	59-3359111
(Commission file number)	(IRS Employer Identification No.)

225 Water Street, Suite 1400 Jacksonville, Florida 32202 (Address of Principal Executive Offices)

(904) 354-2482 (Registrant’s Telephone Number, Including Area Code)

www.fpic.com

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensation Actions Regarding Named Executive Officers

On March 3, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of FPIC Insurance Group, Inc. (the “Company”) took the actions described below.

The executive officers defined as “named executive officers” in Item 402(a)(3) of Regulation S-K and who were named in the summary compensation table in the proxy statement for the Company's 2008 Annual Meeting of Shareholders are referred to below in this Current Report on Form 8-K as “the named executive officers.”

Amendment and Restatement of 2008 Senior Executive Annual Incentive Plan:

The Committee approved the amendment and restatement of the Company’s 2008 Senior Executive Annual Incentive Plan (the “Incentive Plan”). Under the Incentive Plan, the Company may grant annual cash incentive awards to its executive officers based on the satisfaction of pre-established performance goals.

The only substantive change made by the amendment and restatement is to eliminate the Committee’s discretion to pay an award under the Incentive Plan to participants whose employment terminates prior to payment of that award.

This description of the amendment and restatement of the 2008 Senior Executive Annual Incentive Plan is qualified by the text of the Amended and Restated 2008 Senior Executive Annual Incentive Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

2009 Cash Bonus Levels:

The Committee approved target cash bonus award levels for the named executive officers for 2009 under the Company's Amended and Restated 2008 Senior Executive Annual Incentive Plan.  The bonuses established for the named executive officers will be based on the achievement by the Company of certain financial performance and strategic goals, including among other things the achievement of specified levels of total revenues, operating earnings per diluted share and return on average equity.  Mr. White’s bonus will also be based in part on his achievement of certain personal performance objectives. The target bonus established for Mr. Byers is 100%, and those for Messrs. Divita and White are 50%, of their respective base salaries; depending upon achievement of the goals established by the Committee, actual bonuses may be from 50% to 150% of the target bonuses, provided that if minimum performance levels are not achieved, no bonus will be awarded.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description of Exhibit

10.1*	Amended and Restated 2008 Senior Executive Annual Incentive Plan

___________
* Management contract or compensatory plan or arrangement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

March 9, 2009
FPIC Insurance Group, Inc.

	By:	/s/ John R. Byers
John R. Byers
President and Chief Executive Officer

FPIC Insurance Group, Inc.
Exhibit Index to Form 8-K

Exhibit Number	Description of Exhibit
10.1*	Amended and Restated 2008 Senior Executive Annual Incentive Plan

___________
* Management contract or compensatory plan or arrangement